                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                        ---------------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 6, 2004

                                  COMBANC, INC.

             (Exact name of registrant as specified in its charter)

Delaware                         000-24925                 34-1853493
---------------------------      --------------------      ----------
(State or other jurisdiction     (Commission               (IRS Employer
 of incorporation)               File Number)              Identification No.)


229 E. Second Street, P.O. Box 429, Delphos, Ohio            45833
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(Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (419) 695-1055

                         Index to Exhibits is on Page 4.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits:

         This exhibit is furnished pursuant to Item 9 hereof and should not be deemed to be "filed" under the Securities Exchange Act of 1934.

         99.1 Financial Results for Fourth Quarter 2003 and Twelve Months Ended December 31, 2003.


ITEM 9. REGULATION FD DISCLOSURE

         ComBanc, Inc (the "Company") is announcing its financial results for the fourth quarter of fiscal year 2003 and the twelve months ended December 31, 2003. These results are being furnished as Exhibit 99.1 to this Report.

         The information being furnished under this Item 12 shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities and Exchange Act of 1934, except as shall be expressly set forth by specific reference.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             COMBANC, INC.


                                       By:   /s/ Paul G. Wreede
                                          --------------------------
                                             Name:    Paul G. Wreede
                                             Title:   President, Chief Executive
                                                      Officer and Director

Date: February 6, 2004

                                  EXHIBIT INDEX


Exhibit 99.1 Registrant's financial results for the fourth quarter of fiscal year 2003 and the twelve months ended December 31, 2003.